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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
November 13, 2001

L.C.M. EQUITY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-30995 (Commission File No.)	N/A (IRS Employer ID)

Unit 217
Plaza
Kings Road
London, England SW10 OSZ
(Address of principal executive offices and Zip Code)

011 44 207 351 0005
(Registrant's telephone number, including area code)

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ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Financial statements are as follows:

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

FINANCIAL STATEMENTS

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Balance sheet

	September 30, 2000 (Unaudited)	September 30, 2001 (Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$643,499	$946,323
Other current assets	17,442	135,876
Total current assets	660,941	1,082,199
Non current assets
Fixed assets, net of accumulated depreciation of $30 and $36,562 respectively	2,513	158,657
Total non current assets	2,513	158,657
TOTAL ASSETS	$663,454 ===============	$1,240,856 ===============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Balance sheet (Continued)

	September 30, 2000 (Unaudited)	September 30, 2001 (Unaudited)
LIABILITIES AND STOCKHOLDER'S
DEFICIT
Current liabilities
Accounts payable	$21,982	$59,661
Tax and social security	12,780	-
Other current liabilities (inclusive of $717,133, and $1,826,450 respectively payable to related parties)	717,266	1,883,602
Total current liabilities	752,028	1,943,263
Stockholder's deficit
Common stock $1 par value, 1,000 shares authorized and 1 share issued	1	1
Accumulated other comprehensive income/(loss)	3,265	(7,637)
Deficit accumulated in the development stage	(91,840)	(694,771)
Total stockholder's deficit	(88,574)	(702,407)
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$663,454 ===============	$1,240,856 ===============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of operations

	Period from January 14, 2000 (inception) to September 30, 2000 (Unaudited)	9 months ended September 30, 2001 (Unaudited)	Period from January 14, 2000 (inception) to September 30, 2001 (Unaudited)

Revenue	$-	-	-
Operating costs	(107,998)	(575,007)	(836,522)
Loss from operations	(107,998)	(575,007)	(836,522)
Interest income	16	42,378	44,028
Loss before income tax	(107,982)	(532,629)	(792,494)
Income taxes	16,142	72,886	97,723
Net loss	$(91,840) ============	(459,743) ============	(694,771) ============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of comprehensive loss
	Period from January 14, 2000 (inception) to September 30, 2000 (Unaudited)	9 months ended September 30, 2001 (Unaudited)	Period from January 14, 2000 (inception) to September 30, 2001 (Unaudited)
Net loss	$(91,840)	(459,743)	(694,771)
Foreign currency translation adjustment	3,265	(10,696)	(7,637)
Comprehensive loss	(88,575) ============	(470,439) ============	(702,408) ============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of changes in stockholder's deficit
	Common stock		Accumulated other comprehensive income/(loss)	Accumulated deficit	Total
	Shares	Amount
Issuance of common stock on January 14, 2000 for cash at $1per share	1	$1	$-	$-	$1
Effect of foreign currency translation	-	-	3,265	-	3,265
Net loss for period ending September 30, 2000	-	-	-	(91,840)	(91,840)
Balance, September 30, 2000	1	$1	$3,265	$(91,840)	$(88,574)
Effect of foreign currency translation	-	-	(206)	-	(206)
Net loss for period ending December 31, 2000	-	-	-	(143,188)	(143,188)
Balance, December 31, 2000	1	$1	$3,059	$(235,028)	$(231,968)
Effect of foreign currency translation	-	-	(10,696)	-	(10,696)
Net loss for period ending September 30, 2001	-	-	-	(459,743)	(459,743)
Balance, September 30, 2001	1 =========	$1 =========	$(7,637) =========	$(694,771) =========	$(702,407) =========

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of cash flows

	Period from January 14, 2000 (inception) to September 30, 2000 (Unaudited)	9 months ended September 30, 2001 (Unaudited)	Period from January 14, 2000 (inception) to September 30, 2001 (Unaudited)
Cash flows from operating activities
Net loss	$(91,840)	(459,743)	(694,771)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	30	29,631	36,562
Changes in assets and liabilities:
Accounts payable and accrued liabilities	36,190	(3,315)	118,429
Other current assets	(18,089)	(99,693)	(134,010)
Net cash used in operating activities	(73,709)	(533,120)	(673,790)
Cash flows from investing activities
Cash paid for fixed assets	(2,606)	(125,057)	(193,799)
Net cash used in investing activities	(2,606)	(125,057)	(193,799)
Cash flows from financing activities
Issuance of stock for cash	1	-	1
Loans received from related party	743,690	943,993	2,313,993
Loans repaid from related party	-	(414,737)	(483,295)
Net cash provided by financing activities	743,691	529,256	1,830,699
Effect of foreign currency exchange rate changes on cash	(23,877)	(2,573)	(16,787)
Net change in cash and cash equivalents	643,499	(131,494)	946,323
Cash and cash equivalents at beginning of period	-	1,077,817	-
Cash and cash equivalents at end of period	$643,499 ============	946,323 ============	946,323 ============
Supplemental disclosures of cash flow information
Cash received during the period for:
Interest	$16 ============	$42,378 ============	$44,028 ============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements

1 The company

Regma Bio Technologies Limited is a UK incorporated company which was formed on January 14, 2000 and commenced operations in the UK in May 2000.

The company has been in the development stage since it commenced trading. It is primarily engaged in scientific research and development in the field of biotechnology.

The financial information included in this report has been prepared by the company, without audit, and should not be relied upon to the same extent as audited financial statements. In the opinion of management, the financial information included in this report contains all adjustments (all of which are normal and recurring) necessary for a fair presentation of the results for the interim period. Nevertheless, the results shown for interim periods are not necessarily indicative of results to be expected for the full year.

2 Significant accounting policies

(a) Office furniture, machinery and equipment

These items are stated at cost less accumulated depreciation. Depreciation is calculated using the straight line method. For all fixed assets this is calculated at 25% per annum and a full year of depreciation is charged in the year of acquisition. The total depreciation charge for the periods ending September 30, 2000 and September 30, 2001 was $30 and $29,631 respectively.

(b) Long-lived assets

Long-lived assets, such as furniture, machinery and equipment are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

(c) Compensated absences

The company's employees are entitled to paid vacations dependent upon the length of service. As at September 30, 2000 all benefits had been paid to employees, and therefore no benefits were accrued. At September 30, 2001 there was $587 of accrued benefits in respect of employee vacations.

(d) Revenue recognition

Revenues will be recognised in accordance with the principles of SAB101 when there is persuasive evidence of an arrangement, delivery of products has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable and collectibility is reasonably assured. As of September 30, 2000 and September 30, 2001 no revenue had been generated by the company.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements

2 Significant accounting policies (Continued)

(e) Foreign currency translation and transactions

The functional currency of the company is the UK pound sterling and the reporting currency is the US Dollar.

In converting from the functional currency to the reporting currency, assets and liabilities of the company are translated into US dollars at the exchange rate in effect at the year end. Income and expense items are translated at the average exchange rate for the year. The resulting translation adjustments are recorded within the statement of comprehensive loss.

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the statement of operations.

The average exchange rates during the periods ended September 30, 2000, September 30, 2001and December 31, 2000, and the exchange rates in effect as of these dates were as follows:

UK sterling
Average exchange rates
Period from January 14, 2000 (inception) to September 30, 2000	0.6522
9 month period ended September 30, 2001	0.6961
Period from January 14, 2000 (inception) to December 31, 2000	0.6607
Closing exchange rates
September 30, 2000	0.6764
September 30, 2001	0.6804
December 31, 2000	0.6694

(f) Cash equivalents

For purposes of the statement of cash flows, the company considers all investments with an original maturity of three months or less to be a cash equivalent. Due to the short-term nature of these investments, the recorded value approximates fair value.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements

2 Significant accounting policies (Continued)

(g) Use of Estimates

In preparing the financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from these estimates.

(h) Financial instruments

Financial instruments held by the company comprise cash and cash equivalents as of September 30, 2000 and September 30, 2001. The fair values of these instruments approximate cost due to either short maturity or terms similar to those available to similar companies in the open market.

(i) Start-up costs

Pursuant to AICPA Statement of Position 98-5, "Reporting on the costs of start-up activities", all costs incurred in the organisation and start-up of the company have been expensed.

(j) Research and development

All research and development expenditure during the period has been generated internally and written off to the income statement. Within operating costs for each period are amounts relating to internal research and development which can be analysed as follows:

	Period from January 14, 2000 (inception) to September 30, 2000 (Unaudited)	9 months ended September 30, 2001 (Unaudited)	Period from January 14, 2000 (inception) to September 30, 2001 (Unaudited)
Rent	$985	16,839	20,428
Payroll	38,666	132,777	203,380
Consultancy	22,732	85,689	108,961
Laboratory supplies & Maintenance	736	51,605	53,774
Recruitment expenses	1,752	2,047	5,909
General	-	14,729	14,729
	$64,871 ============	303,686 ============	407,181 ============

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements

2 Significant accounting policies (Continued)

(k) Provision for taxes

Income taxes are provided based upon the liability method of accounting pursuant to SFAS No 109 'Accounting for Income Taxes'. Under this approach, deferred income taxes are recorded to reflect the tax consequences of future periods of differences between the tax basis of assets and liabilities and their financial reporting amounts at each period end. A valuation allowance is recorded against deferred tax assets if management does not believe the company has met the 'more likely than not' standard imposed by SFAS No 109 to allow recognition of such an asset.

(l) Going concern

The accompanying financial statements have been prepared assuming the company will continue as a going concern. As shown in the accompanying financial statements, the company has generated no revenues since inception. The company recorded a loss of $91,840, and $459,743 for the periods ending September 30, 2000, September 30, 2001 respectively and has an accumulated deficit of $91,840 and $694,771 at these respective dates. The company is currently reliant on the financial support of Mr C Harlingten, the chairman and majority stockholder of the company. The ability of the company to continue as a going concern depends on this continued financial support and the ability of the company to raise additional capital in the future. The company, being a development stage enterprise, is currently undertaking research that will, if successful, mitigate these factors which raise substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the amounts and classification of liabilities that might be necessary in the event the company cannot continue in existence.

Management are fully aware of the risks relating to going concern, as identified above. On November 2, 2001, the company entered into a reverse merger with LCM Equity, Inc, a US shell company registered on the OTC Bulletin Board. This step now gives Regma access to the US markets as a means of raising additional funds. Management view this as an important step towards addressing the going concern issue described above. In the meantime, Mr C Harlingten has stated that he has no intention of withdrawing his financial support from the company.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

3. Fixed assets, net
	September 30, 2000 $	September 30, 2001 $
Fixed assets consist of:
Office furniture and equipment	-	20,674
Machinery and equipment	2,543	137,982
Leasehold improvements	-	36,563
	2,543	195,219
Less: Accumulated depreciation	(30)	(36,562)
	2,513 ================	158,657 ==============

4. Related party transactions

During the period from January 14, 2000 to September 30, 2001 loans were advanced by Mr C Harlington, the chairman and majority stockholder of the company. The loans are currently interest free without any fixed repayment date based on a verbal agreement between the parties.

As at September 30, 2000 and September 30, 2001 the total amounts outstanding were $717,133 and $1,826,450 respectively.

On August 1, 2000, the company made a loan to Dr V Pasechnik, the Chief Scientific Officer of the company. The loan was repayable in equal instalments over a period of 42 years and interest was payable on the loan at 6.5%pa.

Following the death of Dr V Pasechnik on November 21, 2001, the amounts owed by him under the loan of $6,399 have been written off to the statement of operations as not recoverable..

5. Common Stock

Upon inception, the company authorized the issuance of 1,000 shares of common stock at a par value of $1 per share, of which there was 1 share issued at September 30, 2000 and September 30, 2001.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

6. Segment Reporting

The company has adopted SFAS No 131 "Disclosures About Segments of an Enterprise and Related Information".

The company has only one segment, based geographically in the UK and engaged in scientific research and development in the field of biotechnology. All information presented in these financial statements relates to this one segment.

7. Income Taxes

The company did not have taxable income for the periods ended September 30, 2000 and September 30, 2001 and, therefore, does not have any current income tax expense.

The company has taken advantage of the research and development tax credit available under UK tax legislation to gain relief on qualifying current spending on research and development. The company has opted to receive this a a cash advance and will receive $24 for every $100 spent on qualifying research.

At September 30, 2000 and September 30, 2001 the significant components of the company's deferred income tax asset are as follows:

	September 30, 2000 $	September 30, 2001 $

Timing differences on fixed assets	-	(37,085)
Net operating loss carry forwards	10,867	110,628
Less: Valuation allowance	(10,867)	(73,543)
Net deferred income tax asset	- ==============	- ==============

A full valuation allowance has been recorded against all the losses carried forward which arose only within the UK and do not expire, subject to certain conditions and agreement by the UK Inland Revenue.

8. Contingent liability

Since September 30, 2001 there has been a claim made for unfair dismissal against the company by a former employee. The directors are contesting the total claim of $103,000 and, as they do not believe that the claim will be successful, no accrual has been made within the financial statements at September 30, 2001.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

9. Post balance sheet events

On November 2, 2001, the company entered into a reverse merger with LCM Equity, Inc, a US company listed on the OTC Bulletin Board. LCM Equity was an operating company, with all operations conducted through Uscribble.com Writing, Inc, a subsidiary company. This subsidiary was demerged from LCM Equity as part of the merger agreement, effectively making LCM Equity, Inc a shell company.

On December 5, 2001, LCM Equity, Inc issued a proxy statement proposing to change its name to Regma Bio Technologies Limited.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Independent Auditors' Report

Board of Directors and Stockholders
Regma Bio Technologies Limited

We have audited the accompanying balance sheet of Regma Bio Technologies Limited (a development stage company) as of December 31, 2000 and the related statement of operations, stockholder's deficit, comprehensive loss and cash flows for the period from January 14, 2000 (inception) to December31, 2000 as shown on pages F-15 to F-26. These financial statements are the responsibility of the management of Regma Bio Technologies Limited. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Regma Bio Technologies Limited (a development stage company) as of December 31, 2000, and the results of its operations and cash flows for the period from January 14, 2000 (inception) to December 31, 2000 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements for the period from January 14, 2000 to December 31, 2000 have been prepared assuming that Regma Bio Technologies Limited will continue as a going concern. As discussed in Note 2, the company has been in the development stage since its inception and has no revenues. The company's ability to meet its future financing requirements and the success of future operations are currently dependent on the continued financial support offered by Mr C Harlingten, the Chairman and stockholder of the company, and the ability of the company to obtain additional funding in the future. Without this support there is substantial doubt about the company's ability to continue as a going concern. Management's plans regarding these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO STOY HAYWARD
BDO STOY HAYWARD
London
England

December 11, 2001

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Balance sheet

December 31, 2000
ASSETS
Current assets
Cash and cash equivalents	$1,077,817
Other current assets	33,870
Total current assets	1,111,687
Non current assets
Fixed assets, net of accumulated depreciation of $6,931	61,006
Total non current assets	61,006
TOTAL ASSETS	$1,172,693 ===============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Balance sheet

December 31, 2000
LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities
Accounts payable	$76,738
Tax and social security	38,382
Other current liabilities (inclusive of $1,284,502 payable to related parties)	1,289,541
Total current liabilities	1,404,661
Stockholder's deficit
Common stock $1 par value, 1,000 shares authorized and 1 share issued	1
Accumulated other comprehensive income	3,059
Deficit accumulated in the development stage	(235,028)
Total stockholder's deficit	(231,968)
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$1,172,693 ===============

See accompanying summary notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of operations

Period from January 14, 2000 (inception) to December 31, 2000

Revenue	$-
Operating costs	(261,515)
Loss from operations	(261,515)
Interest income	1,650
Loss before income tax	(259,865)
Income taxes	24,837
Net loss	$(235,028) ===============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of comprehensive loss

Period from January 14, 2000 to December 31, 2000
Net loss	$(235,028)
Foreign currency translation adjustment	3,059
Comprehensive loss	$(231,969) ===============

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of changes in stockholder's deficit

	Common stock		Accumulated deficit	Accumulated other comprehensive income	Total
	Shares	Amount
Issuance of common stock on January 14, 2000 for cash at $1 per share	1	$1	$-	$-	$1
Effect of foreign currency translation	-	-	-	3,059	3,059
Net loss	-	-	(235,028)	-	(235,028)
Balance, December 31, 2000	1 =========	$1 =========	$(235,028) =========	$3,059 =========	$(231,968) =========

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Statement of cash flows

Period from January 14, 2000 (inception) to December 31, 2000
Cash flows from operating activities
Net loss	$(235,028)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	6,931
Changes in assets and liabilities:
Accounts payable and accrued liabilities	121,744
Other current assets	(34,317)
Net cash used in operating activities	$(140,670)
Cash flows from investing activities
Cash paid for fixed assets	(68,742)
Net cash used in investing activities	$(68,742)
Cash flows from financing activities
Issuance of stock for cash	1
Loan received from related party	1,369,983
Loan repaid to related party	(68,541)
Net cash provided by financing activities	$1,301,443
Effect of foreign currency exchange rate changes on cash	(14,214)
Net change in cash and cash equivalents	1,077,817
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$1,077,817 ===========
Supplemental disclosures of cash flow information
Cash received during the period for:
Interest	$1,650 ===========

See accompanying notes to the financial statements.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements

1 The company

Regma Bio Technologies Limited is a UK incorporated company which was formed on January 14, 2000 and commenced operations in the UK in May 2000.

The company has been in the development stage since it commenced operations. It is primarily engaged in scientific research and development in the field of biotechnology.

2 Significant accounting policies

(a) Office furniture, machinery and equipment

These items are stated at cost less accumulated depreciation. Depreciation is calculated using the straight line method. For all fixed assets this is calculated at 25% per annum and a full year of depreciation is charged in the year of acquisition. The total depreciation charge for fiscal 2000 was $6,931.

(b) Long-lived assets

Long-lived assets, such as furniture, machinery and equipment are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

(c) Compensated absences

The company's employees are entitled to paid vacations dependent upon the length of service. As at December 31, 2000 all benefits had been paid to employees, and therefore no benefits have been accrued.

(d) Revenue recognition

Revenues will be recognised in accordance with the principles of SAB101 when there is persuasive evidence of an arrangement, delivery of products has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable and collectibility is reasonably assured. As of December 31, 2000 no revenue was generated by the company.

(e) Foreign currency translation and transactions

The functional currency of the company is the UK pound sterling and the reporting currency is the US Dollar.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

2. Significant accounting policies (Continued)

(e) Foreign currency translation and transactions (Continued)

In converting from the functional currency to the reporting currency, assets and liabilities of the company are translated into US dollars at the exchange rate in effect at the year end. Income and expense items are translated at the average exchange rate for the year. The resulting translation adjustments are recorded within other comprehensive income.

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the statement of operations.

The average exchange rates during the period ended December 31, 2000, and the exchange rates in effect as of December 31, 2000 were as follows:

UK sterling
Average exchange rates
Period from January 14, 2000 (inception) to December 31, 2000	0.6607
Closing exchange rate
December 31, 2000	0.6694

(f ) Cash equivalents

For purposes of the statement of cash flows, the company considers all investments with an original maturity of three months or less to be a cash equivalent. Due to the short-term nature of these investments, the recorded values approximate fair value.

(g) Use of Estimates

In preparing the financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from these estimates.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

2. Significant accounting policies (Continued)

(h) Financial instruments

Financial instruments held by the company comprise cash and cash equivalents as of December 31, 2000. The fair value of these instruments approximate cost due to either short maturity or terms similar to those available to similar companies in the open market.

(i) Start-up costs

Pursuant to AICPA Statement of Position 98-5, "Reporting on the costs of start-up activities", all costs incurred in the organisation and start-up of the company have been expensed.

(j) Research and development

All research and development expenditure during the period has been generated internally and written off to the income statement. Within operating costs are amounts of $103,489 relating to internal research and development which can be analysed as follows:

Rent	$3,589
Payroll	70,597
Consultancy	23,272
Laboratory supplies & maintenance	2,169
Recruitment expenses	3,862
$103,489 ============

(k) Provision for taxes

Income taxes are provided based upon the liability method of accounting pursuant to SFAS No 109 'Accounting for Income Taxes'. Under this approach, deferred income taxes are recorded to reflect the tax consequences of future periods of differences between the tax basis of assets and liabilities and their financial reporting amounts at each period end. A valuation allowance is recorded against deferred tax assets if management does not believe the company has met the 'more likely than not' standard imposed by SFAS No 109 to allow recognition of such an asset.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

2. Significant accounting policies (Continued)

(l) Going concern

The accompanying financial statements have been prepared assuming the company will continue as a going concern. As shown in the accompanying financial statements, the company has generated no revenues since inception. The company recorded a loss of $235,028 for the period ended December 31, 2000 and has an accumulated deficit of $235,028 at that date. The company is currently reliant on the financial support of Mr C Harlingten, the chairman and majority stockholder of the company. The ability of the company to continue as a going concern depends on this continued financial support and the ability of the company to raise additional capital in the future. The company, being a development stage enterprise, is currently undertaking research that will, if successful, mitigate these factors which raise substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the amounts and classification of liabilities that might be necessary in the event the company cannot continue in existence.

Management are fully aware of the risks relating to going concern, as identified above. On November 2, 2001, the company entered into a reverse merger with LCM Equity Inc, a US shell company registered on the OTC Bulletin Board. This step now gives Regma access to the US markets as a means of raising additional funds. Management view this as an important step towards addressing the going concern issues described above. In the meantime, Mr C Harlingten has stated that he has no intention of withdrawing his financial support from the company.

3. Fixed assets, net
December 31, 2000 $
Fixed assets consist of:
Office furniture and equipment	12,487
Machinery and equipment	55,450
67,937
Less: Accumulated depreciation	(6,931)
61,006 ==================

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

4. Related party transactions

During the period loans were advanced by Mr C Harlington, the Chairman and stockholder of the company, amounting to $1,369,983. The loans are currently interest free without any fixed repayment date based on a verbal agreement between the parties. As at December 31, 2000 the total amount outstanding was $1,284,502.

On August 1, 2000, the company made a loan to Dr V Pasechnik, the Chief Scientific Officer of the company. The loan was repayable in equal instalments over a period of 42 years and interest was payable on the loan at 6.5%pa.

Following the death of Dr V Pasechnik on November 21, 2001, the amounts owed by him under the loan and other personal expenditure of $6,399 have been written off to the statement of operations as not recoverable.

5. Common Stock

Upon inception, the company authorized the issuance of 1,000 shares of common stock at a par value of $1 per share, of which there was 1 share issued at December 31, 2000.

6. Segment Reporting

The company has adopted SFAS No 131 "Disclosures About Segments of an Enterprise and Related Information".

The company has only one segment, based geographically in the UK and engaged in scientific research and development in the field of biotechnology. All information presented in these financial statements relates to this one segment.

7. Income Taxes

The company did not have taxable income for the period ended December 31, 2000 and, therefore, does not have any current income tax expense.

The company has taken advantage of the research and development tax credit available under UK tax legislation to gain relief on qualifying current spending on research and development. The company has opted to receive this as a cash advance and will receive $24 for every $100 spent on qualifying research.

REGMA BIO TECHNOLOGIES LIMITED (A Development Stage Company)

Notes to the financial statements (Continued)

7. Income Taxes (Continued)

At December 31, 2000, the significant components of the company's deferred income tax asset are as follows:

$
Timing differences on fixed assets	(17,252)
Net operating loss carry forwards	25,038
Less: Valuation allowance	(7,786)
Net deferred income tax asset	- ===============

A full valuation allowance has been recorded against all the losses carried forward which arose only within the UK and do not expire, subject to certain conditions and agreement by the UK Inland Revenue.

8. Contingent liability

At the date of signing these financial statements there was an outstanding unfair dismissal claim against the company by a former employee. The directors are contesting the total claim of $103,000 and, as they do not believe that the claim will be successful, no accrual has been made within these financial statements.

9. Post balance sheet events

On November 2, 2001, the company entered into a reverse merger with LCM Equity, Inc, a US company listed on the OTC Bulletin Board. LCM Equity was an operating company, with all operations conducted through Uscribble.com Writing, Inc, a subsidiary company. This subsidiary was demerged from LCM Equity, Inc. as part of the merger agreement, effectively making LCM Equity, Inc. a shell company.

On December 5, 2001, LCM Equity, Inc has issued a proxy statement proposing to change its name to Regma Bio Technologies Limited.

REGMA BIO TECHNOLOGIES LIMITED

Unaudited pro forma statement

On November 2, 2001, Regma Bio Technologies Limited ("Regma") entered into an acquisition agreement ("the Agreement") with LCM Equity, Inc. ("LCM"). It was agreed that LCM will issue to the owner of Regma 25,000,000 shares of common stock of LCM in exchange for 100% of the registered and fully paid up capital of Regma. In accordance with the terms of the Agreement, LCM would dispose of all its interest in and to its wholly owned subsidiary corporation Uscribble.com Writing, Inc. ("Uscribble") for no consideration to Ms. Zampano, the founder of Uscribble. The closing date of this exchange transaction was November 5, 2001.

As a result of the acquisition, the former owner of Regma holds a majority interest in the combined entity. The acquisition will be accounted for as a reverse acquisition of LCM by Regma. As a result, the historical financial statements of Regma prior to the acquisition will become the financial statements of the registrant. All shares and per share data prior to the acquisition have been restated to reflect the stock issuance as a recapitalization of Regma.

REGMA BIO TECHNOLOGIES LIMITED

Unaudited pro forma combined condensed balance sheet as at September 30, 2001
	Regma Bio Technologies Ltd $	LCM Equity, Inc. $	Pro forma Adjustments (Note 1) $	Regma Bio Technologies LCM Equity pro forma $
ASSETS
Current assets
Cash and cash equivalents	946,323	1,962	(685)	947,600
Other current assets	135,876	38	(38)	135,876
Total current assets	1,082,199	2,000	(723)	1,083,476
Non current assets
Fixed assets, net	158,657	3,603	(3,603)	158,657
Total non current assets	158,657	3,603	(3,603)	158,657
TOTAL ASSETS	1,240,856 ==========	5,603 ==========	(4,326) ==========	1,242,133 ==========
LIABILITIES AND STOCKHOLDERS' (DEFICIT)/EQUITY
Current liabilities
Accounts payable	59,661	523	(523)	59,661
Other current liabilities	1,883,602	-	-	1,883,602
Total current liabilities	1,943,263	523	(523)	1,943,263
Total stockholders' deficit	(702,407)	5,080	(3,803)	(701,130)
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	1,240,856 ===========	5,603 ===========	(4,326) ===========	1,242,133 ===========

See accompanying notes.

REGMA BIO TECHNOLOGIES LIMITED

Uaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2001
	Regma Bio Technologies Ltd $	LCM Equity, Inc. (Note 2) $	Pro forma Adjustments (Note 1) $	Regma Bio Technologies Limited LCM Equity pro forma $
Revenue	-	-	-	-
Operating costs	(575,007)	(25,725)	11,630	(589,102)
(Loss)/income from operations	(575,007)	(25,725)	11,630	(589,102)
Interest income	42,378	(4)	(4)	42,370
(Loss)/income before income tax	(532,629)	(25,729)	11,626	(546,732)
Income taxes	72,885	-	-	72,885
Net (loss)/income	(459,744) ============	(25,729) ============	11,626 ============	(473,847) ============
Net (loss)/income per common share, Basic and diluted	(0.018) ============	(0.005) ============	- ============	(0.016) ============
Weighted average number of common shares Basic and diluted	25,000,000 ============	5,150,000 ============	- ============	30,150,000 ============

See accompanying notes.

REGMA BIO TECHNOLOGIES LIMITED

Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2000
	Regma Bio Technologies Ltd $	LCM Equity, Inc. (Note 3) $	Pro forma Adjustments (Note 1) $	Regma Bio Technologies LCM Equity pro forma $
Revenue	-	-	-	-
Operating costs	(258,457)	(88,842)	40,325	(306,974)
(Loss)/income from operations	(258,457)	(88,842)	40,325	(306,974)
Interest income	1,650	90	(27)	1,713
(Loss)/income before income tax	(256,807)	(88,752)	40,298	(305,261)
Income taxes	24,838	-	-	24,838
Net (loss)/income	(231,969) ============	(88,752) ============	40,298 ============	(280,423) ============
Net (loss)/income per common share, Basic and diluted	(0.009) ============	(0.020) ============	- ============	(0.009) ============
Weighted average number of common shares, Basic and diluted	25,000,000 ============	4,487,500 ============	- ============	30,150,000 ============

REGMA BIO TECHNOLOGIES LIMITED

Notes accompanying the pro forma financial statements

1. LCM Equity, Inc. ("LCM") held a wholly owned subsidiary Uscribble.com Writing, Inc. ("Uscribble"). This subsidiary was demerged from LCM as part of the acquisition agreement with Regma Bio Technologies Limited "Regma", leaving LCM as a shell company. Pro forma adjustments have been made to remove Uscribble's results and to more accurately reflect the effects of the acquisition on the results of the combined equity.

The intercompany balance owed from Uscribble to LCM has also been written off through the pro forma adjustments to the statement of operations as not considered recoverable.

2. The statement of operations for LCM Equity, Inc. for the period ended September 30, 2001 has been derived by combining results for the year ended March 31, 2001, deducting results for the nine month period ended December 31, 2000 and adding results for the six month period ended September 30, 2001.

3. The statement of operations for LCM Equity, Inc. for the year ended December 31, 2000 has been derived by combining results for the 9 month period ended December 31, 2000 with the results for the 12 months to March 31, 2000, deducting the results for the 9 month period to December 31, 1999.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 10, 2002

L.C.M. EQUITY, INC.
BY:	/s/ Dr. David Rooke Dr. David Rooke, President and Chief Executive Officer
BY:	/s/ Graham Hughes Graham Hughes, Chief Financial Officer